APPENDIX A

LENDERS

As of May 29, 2019

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

WELLS FARGO INCOME OPPORTUNITIES FUND

WELLS FARGO MULTI-SECTOR INCOME FUND

WELLS FARGO UTILITIES AND HIGH INCOME FUND

Wells Fargo Funds Trust

Asia Pacific Fund

Alternative Risk Premia Fund

Asset Allocation Fund

Capital Growth Fund

C&B Mid Cap Value Fund

Common Stock Fund

Conservative Income Fund

Core Plus Bond Fund

Disciplined Small Cap Fund

Disciplined U.S. Core Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Income Builder Fund

Diversified International Fund

Emerging Markets Bond Fund

Emerging Markets Equity Fund

Endeavor Select Fund

Enterprise Fund

Factor Enhanced Emerging Markets Fund

Factor Enhanced International Fund

Factor Enhanced Large Cap Fund

Factor Enhanced Small Cap Fund

Global Investment Grade Credit Fund

Global Small Cap Fund

Growth Fund

High Yield Bond Fund

High Yield Corporate Bond Fund

High Yield Municipal Bond Fund

International Bond Fund

International Equity Fund

International Government Bond Fund

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Company Value Fund

Low Volatility U.S. Equity Fund

Mid Cap Disciplined Fund

Omega Growth Fund

Opportunity Fund

Precious Metals Fund

Premier Large Company Growth Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Small Cap Disciplined Fund

Special International Small Cap Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Income Fund

Traditional Small Cap Growth Fund

Ultra Short-Term Income Fund

U.S. Core Bond Fund

Utility and Telecommunications Fund

Wells Fargo Master Trust

Bloomberg Barclays US Aggregate ex-Corporate Portfolio

C&B Large Cap Value Portfolio

Core Bond Portfolio

Disciplined Large Cap Portfolio

Diversified Large Cap Growth Portfolio

Emerging Growth Portfolio

Emerging Markets Bond Portfolio

Factor Enhanced Emerging Markets Portfolio

Factor Enhanced International Portfolio

Factor Enhanced Large Cap Portfolio

Factor Enhanced Small Cap Portfolio

High Yield Corporate Bond Portfolio

Index Portfolio

International Government Bond Portfolio

International Growth Portfolio

International Value Portfolio

Investment Grade Corporate Bond Portfolio

Managed Fixed Income Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stable Income Portfolio

Strategic Retirement Bond Portfolio

U.S. REIT Portfolio

Wells Fargo Variable Trust

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

Wells Fargo Income Opportunities Fund

Wells Fargo Multi-Sector Income Fund

Wells Fargo Utilities and High Income Fund